10.8 Guaranty Agreement

GUARANTY

        This GUARANTY (this “Guaranty”) is executed as of the 31st day of December, 2002 (the “Effective Date”), by Entrust Mortgage, Inc., a Colorado corporation (“Guarantor”), for the benefit of BBSB, LLC, a Colorado limited liability company (“Lender”).

        WHEREAS, on the Effective Date, Entrust Financial Services, Inc., a Colorado corporation (the “Company”), delivered to Lender a promissory note in the amount of $2,000,000 (the “Note”) to evidence a loan made by Lender to the Company (the “Loan”);

        WHEREAS, Guarantor is a wholly-owned subsidiary of the Company;

        WHEREAS, in order to induce Lender to make the Loan, Guarantor has agreed to guaranty the full and punctual payment of (a) all amounts due under the Note, when and as due, whether at maturity, by acceleration, or otherwise; and (b) all other obligations of the Company to Lender under the Note, together with the full and prompt payment of any and all costs and expenses of and incidental to the collection of the Guaranteed Obligations (as defined below) or the enforcement of this Guaranty, including, without limitation, reasonable attorneys’ fees and the allocated cost of in-house legal services;

        WHEREAS, Guarantor has also agreed to grant to Lender a security interest in all of its assets to secure this Guaranty pursuant to a Security Agreement (the “Security Agreement”) delivered by Guarantor to Lender on the Effective Date.

        NOW, THEREFORE, as an inducement to Lender to make the Loan and accept the Note, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

NATURE AND SCOPE OF GUARANTY

        Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees the payment and performance of the Note as and when the same shall be due and payable (the “Guaranteed Obligations”). Guarantor hereby irrevocably and unconditionally covenants and agrees that he is liable for the Guaranteed Obligations as a primary obligor.

        Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after Guarantor’s death (in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any successor in interest to Lender and shall not be discharged by the assignment of Lender’s interest, rights, obligations and liabilities under the Note. Guarantor’s obligations to pay and perform the Guaranteed Obligations are limited to the Collateral (as defined in the Security Agreement).

        Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually performed or paid when due, whether at demand, maturity, acceleration or otherwise, Lender may exercise its rights with respect to the Collateral pursuant to the terms of the Security Agreement.

        Waivers. Guarantor hereby waives (a) all notice of acceptance hereof, protest, demand and dishonor, presentment, and demands of any kind now or hereafter provided for by any statute or rule of law, (b) any right to require Lender to proceed against the Company or to pursue any rights or remedies with respect to the Guaranteed Obligations including any other remedy whatsoever in Lender’s power, (c) any defense arising by reason of any bankruptcy, reorganization, discharge by the filing of bankruptcy, or discharge in bankruptcy of the Company or of the Guaranteed Obligations, (d) any defense arising by insolvency, lack of authority or power, or dissolution of the Company (even though rendering the Guaranteed Obligations void, unenforceable, or otherwise uncollectible), it being understood that Guarantor shall remain liable hereunder, regardless of whether the Company or any such other party be found not liable thereon for any of the foregoing reasons or otherwise.

        Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Lender in the enforcement hereof or the preservation of Lender’s rights hereunder.

        Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Lender, the Company and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

        Waiver of Subrogation, Reimbursement and Contribution. Until such time as the Guaranteed Obligations are satisfied in full, notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

        Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations. Guarantor hereby agrees that (a) the sums due under the Guaranteed Obligations may be modified, amended, extended, or terminated, (b) any party that may become personally liable under the Note may hereafter be released from such party’s liability thereunder, or (c) Lender may take or delay in taking or refuse to take any and all action with reference to the Guaranteed Obligations and this Guaranty (regardless of whether any such action might vary the risk or alter the rights, remedies, or recourses of the Guarantor), including, without limitation, settling or compromising any amount allegedly due hereunder or thereunder, all without notice to, consideration to, or the consent of Guarantor, and no such acts shall in any way release, diminish, or affect the absolute nature of the Guarantor’s obligations and liabilities hereunder.

REPRESENTATIONS AND WARRANTIES

        Guarantor represents and warrants to Lender as of the Effective date as follows:

        Authority and Validity. Guarantor has the requisite power, authority and capacity to execute and deliver, to perform his obligations under, and to consummate the transactions contemplated by, this Guaranty. This Guaranty is the valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except insofar as enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

        Noncontravention. The execution, delivery and performance by Guarantor of this Guaranty will not (a) require any consent, approval or authorization of, or any filing with or notice to, any person, entity or agency, except for such consents, approvals, authorizations, filings and notices as have been obtained, made or given or (b) violate any law to which Guarantor is subject.

        Litigation. There are no actions pending or, to the knowledge of Guarantor, threatened, against Guarantor that have resulted or could reasonably be expected to result in a material adverse effect on Guarantor or the Company or its assets, or that question the validity of this Guaranty or of any action taken or to be taken pursuant to or in connection with the provisions of this Guaranty.

MISCELLANEOUS

        Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

        Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to Entrust Mortgage, to:

Entrust Mortgage, Inc.
6795 E. Tennessee Avenue, Fifth Floor
Denver, CO 80224
Attn: Scott J. Sax
Facsimile: (303) 320-4303

with a copy to:

David Wagner & Associates, P.C.
8400 East Prentice Avenue, Penthouse Suite
Englewood, CO 8022
Attn: David Wagner
Facsimile: (303) 409-7650

if to the Holder, to:

BBSB, LLC
5600 S. Quebec Way, Suite 200B
Greenwood Village, CO 80111
Facsimile: (303) 771-3723
Attn: Geoff Babbitt

with a copy to:

Brownstein Hyatt & Farber, P.C.
410 Seventeenth Street, 22nd Floor
Denver, CO 80202
Facsimile: (303) 223-1111
Attn: Jeffrey M. Knestch

Either party hereto may change the above specified recipient or mailing address by notice to the other party given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile, provided that any such facsimile is received during regular business hours at the recipient’s location) or on the day shown on the return receipt (if delivered by mail or delivery service).

        Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

        Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

        Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

        Binding Agreement; Assignments. This Guaranty, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns, except that without the written consent of Lender, Guarantor shall not be permitted to assign this Guaranty or any interest herein or in the Collateral (as defined in the Security Agreement) or any part thereof, or otherwise transfer, pledge, encumber or grant any option with respect to the Collateral or any part thereof.

        Headings. Section headings used herein are for convenience of reference only, are not part of this Guaranty and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty.

        Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

        Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by the Company, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

        Counterparts. This Guaranty may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

        Facsimile. This Guaranty may be executed using facsimiles of signatures, and a facsimile of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

        Entirety. This Guaranty and the Pledge Agreement embody the final, entire agreement of Guarantor and Lender with respect to Guarantor's guaranty of the Guaranteed Obligations and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. This Guaranty is intended by Guarantor and Lender as a final and complete expression of the terms of the guaranty, and no course of dealing between Guarantor and Lender, no course of performance, no trade practices, and no evidence of prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this Guaranty. There are no oral agreements between Guarantor and Lender.

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        IN WITNESS WHEREOF, Guarantor and Lender have caused this Guaranty to be duly executed as of the Effective Date.

GUARANTOR: Entrust Mortgage, Inc. By: /s/ Scott J. Sax Scott J. Sax President LENDER: BBSB, LLC By: /s/ Steve Shraiberg Steve Shraiberg Manager